                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
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                                    FORM 8-K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported): December 23, 2004

                      Nutrition Management Services Company
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             (Exact name of registrant as specified in its charter)

          Delaware                         0-19824               23-2095332
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(State or other jurisdiction      (Commission File Number)      (IRS Employer
    of incorporation)                                        Identification No.)

                725 Kimberton Road, Kimberton, Pennsylvania 19442
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                     Address of principal executive offices

        Registrant's telephone number, including area code: 610-935-2050

                                       N/A
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          (Former name or former address, if changed since last report)

Check  the  appropriate  box  below  if the  Form  8-K  filing  is  intended  to simultaneously  satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     /_/   Written communications  pursuant to Rule 425 under the Securities Act
           (17 CFR 230.425)

     /_/   Soliciting  material  pursuant to Rule 14a-12  under the Exchange Act
           (17 CFR 240.14a-12)

     /_/   Pre-commencement  communications  pursuant to Rule 14d-2(b) under the
           Exchange Act (17 CFR 240.14d-2(b))

     /_/   Pre-commencement  communications  pursuant to Rule 13e-4(c) under the
           Exchange Act (17 CFR 240.13e-4(c))

Item 4.01   CHANGES IN COMPANY'S CERTIFYING ACCOUNTANT.

The  Company's  auditors for the year ended June 30, 2004 were BDO Seidman,  LLP
("BDO Seidman"). On December 23, 2004, BDO Seidman advised the Company that they were resigning as the Company's independent auditors.

Pursuant to Item 304(a) of Regulation S-K, the Company reports the following:

(a)  Previous Independent Accountants

     (i)    On January 10,  2005,  the Company  retained  Moore  Stephens as its independent  certified  public  accountants in place of BDO Seidman, who  resigned  as  independent  auditors  of the  Company  effective
            December 23, 2004.

     (ii)   The reports of BDO Seidman on the Company's financial statements for the past two fiscal  years did not  contain an adverse  opinion or a disclaimer  of opinion  and were not  qualified  or  modified  as to uncertainty, audit scope, or accounting principles.

     (iii)  The  decision  to  change  accountants  was  approved  by the  Audit
            Committee of the Board of Directors.

     (iv)   In connection with the audits of the Company's financial  statements for each of the two most recent fiscal years ended June 30, 2004 and through  December 23,  2004,  there were no  disagreements  with BDO
            Seidman  on  any  matter  of  accounting  principles  or  practices, financial  statement  disclosure,  or auditing  scope and  procedure which,  if not resolved to the  satisfaction  of BDO Seidman,  would have caused it to make reference to the matter in their report.

     (v)    In connection  with the completion of its audit of, and the issuance of an unqualified  report on, the Company's  consolidated  financial statements  for the fiscal year ended June 30, 2004,  the  Company's independent auditors, BDO Seidman,  communicated to the Company that the following matter involving the Company's  internal  controls and operation were considered to be a "reportable condition", as defined under standards  established by the American  Institute of Certified
            Public Accountants, or AICPA.

            The Company did not have sufficient  competent  accounting personnel and as a result  processes  relating to preparation of the Company's income tax  accrual,  including  lack of timely  management  review, contributed  to a material  adjustment of the income tax accounts in the fourth quarter of the current fiscal year.

            Reportable  conditions  are matters  coming to the  attention of the independent auditors that, in their judgment,  relate to significant deficiencies  in the design or  operation  of internal  controls and could  adversely  affect the Company's  ability to record,  process, summarize and report  financial data  consistent with the assertions of management in the financial statements.  In addition, BDO Seidman has advised the Company that they  consider  this  matter,  which is listed  above,  to be a "material  weakness"  that,  by itself or in combination  could  result in a more than remote  likelihood  that a material  misstatement  in  the  financial  statements  will  not be

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            prevented  or  detected  by our  employees  in the normal  course of performing their assigned functions.

            As  required  by SEC Rule  13a-15(b),  the  Company  carried  out an evaluation,  under the supervision and with the participation of its management of the  effectiveness  of the design and operation of the
            Company's  disclosure  controls and  procedures as of June 30, 2004.
            Based  on the  foregoing,  the  Company's  Chief  Executive  Officer
            ("CEO") and Principal Financial Manager ("PFM") have determined that the Company's  disclosure controls and procedures were not effective at a reasonable assurance level based upon the deficiency identified by BDO Seidman.  However, the CEO and PFM noted that the Company has remedied  this  deficiency  and  did not  note  any  other  material weaknesses or significant  deficiencies in the Company's  disclosure controls and procedures during their  evaluation.  In November 2004, the Company hired a Director of Finance with relevant  education and work experience who will assume  responsibility  for the preparation of all of the income tax analyses.

     (vi)   The Company has requested BDO Seidman to furnish a letter  addressed to the Securities and Exchange  Commission stating whether it agrees with the above statements.  A copy of that letter,  dated January 7,
            2005 is filed as Exhibit 16 to this Form 8-K.

(b)  New Independent Accountants

     (i)    The  Company   engaged  Moore   Stephens  as  its  new   independent
            accountants  effective January 10, 2005.  During the two most recent fiscal  years and through  December  23,  2004,  the Company has not consulted  with Moore Stephens  concerning  the Company's  financial statements,  including the application of accounting principles to a specified  transaction  (proposed or completed) or the type of audit opinion that might be rendered on the Company's financial statements or any matter  that was either the  subject of a  "disagreement"  or
            "reportable  event"  (as  such  terms  are  defined  in Item  304 of
            Regulation S-K) with the previous independent accountants.

Item 9.01.  FINANCIAL STATEMENTS, AND EXHIBITS.

(c)  EXHIBITS

     EXHIBIT NO.    DESCRIPTION

        16          Letter dated January 7, 2005 from BDO Seidman related to the change in certifying accountants.

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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company
has duly  caused  this  report  to be signed  on its  behalf by the  undersigned hereunto duly authorized.

                                       Nutrition Management Services Company
                                       (Registrant)

Dated   January 10, 2005               By: /s/ Joseph V. Roberts
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                                           Joseph V. Roberts,
                                           Chief Executive Officer and Director